Exhibit 10.11

AMENDMENT NO. 1 TO DIRECTORS DEFERRAL PLAN AGREEMENT

This Amendment No. 1 to Directors Deferral Plan Agreement, to be effective as of December 30, 2005, by and among the Summit Financial Group, Inc., or any successor corporation (hereinafter refereed to as the “Company”), Summit Community Bank, as successor in interest to South Branch Valley National Bank, a banking corporation with its principal place of business in West Virginia, or any successor corporation (hereinafter refereed to as the “Trustee”) and ____________________________, a member of the Board of Directors (hereinafter referred to as the “Director”)

WHEREAS, the Company established that certain Directors Deferral Plan on April 25, 2000 (the “Benefit Plan”);

WHEREAS, Director is a Participant in the Benefit Plan;

WHEREAS, Subsection A of Section XVI of the Benefit Plan allows amendment of the Benefit Plan by the mutual written consent of the Participant, the Bank and the Trustee;

WHEREAS, Summit Community Bank, as successor in interest to South Branch Valley National Bank, is the Trustee;

WHEREAS, Section III of the Benefit Plan needs to be modified to comply with provisions of Section 409A of the Internal Revenue Code, as amended, and regulations thereunder; and

NOW THEREFORE WITNESSETH: in accordance with the provisions of Subsection A of Section XVI of the Benefit Plan and in consideration of the mutual covenants set forth herein, the parties hereto agree as follows:

1. Section III of said Benefit Plan is hereby amended to read in full as follows:

III.  ELECTION OF DEFERRED COMPENSATION AND  INVESTMENTS

The Director shall, for any calendar year, prior to the beginning of such calendar year, file a written statement with the Company notifying them as to the percent (%) or dollar amount of fees as defined in Paragraph II and to be earned in that calendar year that is to be deferred. Provided, in the case of the first year in which a Director becomes eligible to participate in the Benefit Plan, such election may be made with respect to fees paid for services performed subsequent to the election within 30 days after the date the Director becomes eligible to participate in the Benefit Plan. Notwithstanding any of the foregoing, for deferrals relating all or in part to services performed on or before December 31, 2005, a written statement may be filed on or before March 15, 2005 with the Company by the Director participating in the Benefit Plan, notifying the Company as to the percent (%) or dollar amount of fees as defined in Paragraph II, relating all or in part to services performed after the date of said election and on or before December 31, 2005, that is to be deferred. Signed written statements filed under this section, unless modified or revoked in writing, shall be valid for all succeeding years. In addition, the Director may file with the Company quarterly investment elections setting forth the percentage that should hypothetically be invested in each particular investment vehicle. (A copy of said investment election form is attached hereto, marked as Exhibit “A-1” and fully incorporated herein by reference). Said amounts shall not actually be invested in said investments, and said investment elections are merely for the purpose of calculating interest and returns on the Deferred Compensation Account as set forth in Paragraph V. The Company shall not be under any duty to advise a participant or beneficiary with respect to any said hypothetical investment. Said investment elections must be received by the Company on or before the 25th day of the month prior to the end of the quarter.

2. Any additions or modifications to this Agreement must be in writing and signed by the parties.

IN WITNESS WHEREOF the parties hereto acknowledge that each has carefully read this Agreement and executed the original thereof, individually, in the case of Director, or by its respective duly authorized officer in the case of Trustee and Company, all on the ____ day of December, 2005.

        COMPANY:

______________________________                       _____________________________
Witness                        Title:_________________________

        TRUSTEE:

______________________________                      _____________________________
Witness                      Title:_________________________

______________________________                    _____________________________
                                               Witness